AGREEMENT


This AGREEMENT (the "Agreement"), made and entered into this 5th day of March, 2001, is by and between Baltek Corporation, a Delaware corporation ("Baltek"), and Jacques and Jean Kohn (the "Stockholders") and Bernard Kohn (the "Seller").


                              W I T N E S S E T H:


         WHEREAS, the Seller and each Stockholder respectively own 332,194 (the "Seller's Shares"), 469,565 and 469,565 shares (collectively (including the Seller's Shares) the "Kohn Shares") of Baltek common stock, par value of $1.00 per share (the "Common Stock");

         WHEREAS, the Seller's Shares are subject to a voting trust which the Seller contends terminated in 2000 and the Stockholders contend will terminate in 2001; and

         WHEREAS, the parties to this Agreement desire to provide liquidity to the Seller in respect to the Seller's Shares while preserving the controlling interest of the Kohn family in Baltek;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, Baltek agrees to purchase from the Seller and the Seller agrees to sell to Baltek the Seller's Shares upon the following terms and conditions:

         Section 1. The Purchase and Sale. Subject to the terms and conditions hereinafter set forth, at the respective closings of the transactions contemplated hereby, the Seller shall sell, convey and transfer the portion of the Seller's Shares set forth in Section 3 hereof, and deliver to Baltek certificates representing such shares, and Baltek shall purchase from Seller such portion of the Seller's Shares in consideration of the purchase price set forth in Section 4 herein below. The certificates representing Baltek's Common Stock shall be duly endorsed for transfer or accompanied by appropriate stock transfer powers duly executed in blank, in either case with signatures guaranteed in the customary fashion.

         Notwithstanding any provision to the contrary contained in this Agreement, the following transfers of Seller's Shares shall be permitted: (a) the Seller may transfer Seller's Shares pursuant to a will or pursuant to the laws of descent and distribution (subject to compliance with the next paragraph hereof, which compliance shall be procured by the Seller's executor, administrator or other legal representative); and (b) the Seller may transfer all or any portion of Seller's Shares to (i) the spouse or any lineal ancestor or descendant of the Seller or (ii) any trust, the sole beneficiaries of which are any one or more of the Seller's spouse or any lineal ancestors or descendants of the Seller, subject to compliance with the next paragraph hereof. For purposes of this Agreement, the term lineal descendant of Seller shall include the Seller's children, grandchildren, nephews and nieces, whether natural born or adopted.

         In the event of a transfer of some of all of Seller's Shares pursuant to the preceding paragraph hereof, including a transfer pursuant to a will or pursuant to the laws of descent and distribution, each transferee of the transferred Seller's Shares shall promptly notify the Stockholders and Baltek in writing of the transfer and shall abide by, and shall hold the transferred Seller's Shares subject to, the terms of this Agreement that are applicable to the Seller as of the time of the transfer and that would have been applicable to the Seller had he retained such Seller's Shares. As promptly as practicable after such transfer, the transferee of such Seller's Shares shall execute counterpart copies of this Agreement and shall deliver such counterparts to the Stockholders and Baltek.

         Section 2. The Closing. The closings of the transactions contemplated by this Agreement shall be held at such place as is agreed upon by the parties hereto (i) on the date of execution hereof and (ii) on the first business day of 2002 and each subsequent year until, and including, the year 2005 (each, a "Closing Date").

         Section 3. The Installments. Except as otherwise provided herein, on each Closing Date, the Seller shall sell, convey and transfer to Baltek that number of shares equal to one-fifth (1/5) of Seller's Shares, rounded to the closest number of whole shares, except that the fifth installment shall be all of the remaining Seller's Shares (each, an "Installment"), and Baltek shall pay to the Seller, in either cash or certified or cashier's check, the fair market value for such Seller's Shares (the "Purchase Price") determined in accordance with Section 4 hereof. Notwithstanding the foregoing, Baltek's purchase of each of the last four (4) Installments in accordance with the provisions of this Agreement shall be subject to the good faith determination of the Baltek Board of Directors (the "Board") that Baltek has available sufficient capital, whether in terms of borrowing power or otherwise, to permit it to consummate the purchase of such subsequent Installment. Baltek may assign its purchase obligation with respect to any Installment to a third party or third parties, provided, however, that no such assignment shall relieve Baltek of any of its obligations hereunder.

         Section 4. The Purchase Price.

            (a) The Purchase Price for each Installment  shall be the product of
(x) the average  closing  market price per share of Common Stock over the twenty
(20) trading day period ending immediately prior to the respective Closing Date and (y) the number of Seller's Shares in the respective Installment.

            (b) If the Common Stock is no longer traded on the NASDAQ or other national exchange in which closing sale prices are available, the Purchase Price for each Installment shall be the product of (z) the average bid and asked price per share during the same twenty (20) trading day period ending immediately prior to the respective Closing Date and (y) the number of Seller's Shares in the respective Installment.

            (c) In the event that neither closing sale prices nor bid and asked prices are available for the Common Stock, Seller and Baltek shall each name (and bear the costs and expenses of) its own independent appraiser to assess the fair market value of the Common Stock for the purposes of determining the Purchase Price pursuant to this Section 4. Such fair market value shall be calculated without regard to any discount that might apply because the Seller's Shares or any Installment thereof represent a minority interest, are restricted as to transferability or are otherwise illiquid. If the independent appraisers cannot agree on a valuation, such independent appraisers shall designate a third appraiser (the costs and expenses thereof being borne half by Seller and half by Baltek whose valuation shall be determinative as to the Purchase Price, all in such manner as to insure that the final determination of the Purchase Price is made within thirty (30) calendar days after the respective Closing Date; provided, however, that the valuation for each share of Common Stock shall not be lower than the lowest valuation or higher than the highest valuation of the independent appraisers chosen by Seller and Baltek. In all such cases, the Purchase Price for each Installment shall be the product of (w) the price per share established by the appraisers or appraiser, as the case may be, and (y) the number of Seller's Shares in the respective Installment.

         Section 5. Deferral. In accordance with Section 3 hereinabove and other relevant provisions of this Agreement, should the Board determine, in good faith, that the purchase of any Installment subsequent to the first Installment cannot be consummated pursuant to the terms of this Agreement due to a lack of capital availability, and the Board cannot cause a third party to consummate the same, any and all such subsequent Installments shall be deferred until the Board causes a third party to purchase such subsequent Installment or Installments or it makes a good faith determination that Baltek has, or can reasonably acquire, the capital to consummate the same and causes Baltek to effect such purchase.

         Section 6. Voting Trust: Agreement.

            (a) The Voting Trust. To the extent that it has not already terminated, the voting trust, dated May 25, 1991, to which the Seller is a party and pursuant to which the Stockholders act as trustees, shall terminate immediately upon the execution of this Agreement, at which time Baltek shall take any necessary action or actions required to deliver to the Seller certificates of stock representing all of Seller's Shares.

            (b)  Voting  Agreement.  During  the  term  of this  Agreement,  the
Stockholders and the Seller expressly agree to vote the Kohn Shares as a single unit and consent to or withhold consent from, similarly as a single unit, any corporate or shareholder action of any kind whatsoever, whenever such vote or consent is required or permitted by law or otherwise, including, without limitation, the election of directors, amendment or repeal of the Certificate of Incorporation and Bylaws of Baltek, or any proposed increase, decrease or change in the classification of the capital stock of Baltek or any proposed dissolution and liquidation or merger or consolidation of Baltek into or with another corporation or corporations, or any sale, lease, transfer, conveyance, mortgage or encumbrance of all or any substantial part of Baltek property. In order to effect the voting of the Kohn Shares as a single unit, the Stockholders and the Seller shall confer at a mutually agreeable time, but in any event no later than ten (10) calendar days prior to the date on which such vote or consent is required to be given, whether at a shareholders' meeting or otherwise, in which conference each individual shall be given one vote, for each matter requiring the vote or consent of the Kohn Shares. In respect to each such matter, the Kohn Shares will then be voted as one unit based on the majority vote of the three
(3) individuals. Notwithstanding the foregoing, at the election of Seller, in the event of a deferral pursuant to Section 5 hereinabove, either (i) this
Section 6 (b) shall be suspended and shall remain suspended until such deferred Installment or Installments have been purchased in accordance with the terms of this Agreement or (ii) Seller shall remain subject to the voting agreement contained in this Section 6 (b) but shall be free to sell such deferred Installment or Installments in one or more open market or privately negotiated transactions, subject to any applicable legal requirements pertaining to such sales, provided, however, that such right shall lapse as to any unsold Seller's Shares if and when the unsold portion of any deferred Installment or Installments is purchased in accordance with the provisions of Section 3 hereof.

         Section 7. General Transactions. If Baltek enters into a transaction, such as a merger, sale or liquidation, whereby all Baltek shareholders will sell all of their Common Stock, this Agreement shall terminate concurrently with the consummation of such transaction, and all parties hereto shall be discharged from all further obligations hereunder.

         Section 8. Tag-Along Right.

            (a) In the event that the Stockholders receive, at any time during the term of this Agreement, a bona fide third party offer in writing (the "Bona Fide Offer"), which the Stockholders desire to accept, to purchase any or all of the Baltek shares owned by the Stockholders, then the Stockholders shall give the Seller the name of the third party making the Bona Fide Offer (the "Proposed Acquirer") and a copy of the Bona Fide Offer, containing all of the material terms and conditions thereof (the "Stockholder Notice").

            (b) The Seller shall have the irrevocable right (the "Tag-Along Right") to require the Stockholders to arrange with the Proposed Acquirer that the Proposed Acquirer purchase from the Seller, on the same terms as set forth in the Bona Fide Offer as applicable to the Stockholders in their capacity as shareholders of Baltek, that number of Seller's Shares (but not less than such number of Seller's Shares) which is equal to the product of (x) the number of shares of Common Stock currently owned by the Seller and (y) a fraction, the numerator if which is the number of shares of Common Stock proposed to be sold by the Stockholders and the denominator of which is the number of shares of Common Stock (calculated on a fully diluted basis) currently owned by the Stockholders (the "Tag-Along Amount").

            (c) The Tag-Along Right may be exercised by the Seller by delivery of a written notice to the Stockholders within twenty (20) calendar days following his receipt of the Stockholder Notice stating that the Seller intends to sell the Tag-Along Amount. Failure to deliver a Tag-Along Notice shall be deemed conclusive of the Seller's intent to decline to exercise his Tag-Along Right.

            (d) The Seller's Shares (whether all or any portion thereof) purchased by the Proposed Acquirer pursuant to this Section 8 shall be paid for at the same closing and upon the same terms and conditions, including price, as the shares of Common Stock sold by the Stockholders.

            (e) Any Seller's Shares sold pursuant to the Tag-Along Right shall reduce the Installments by the same number of Seller's Shares, applied in inverse order of maturity.

         Section 9. Fiduciary Duties. Nothing contained in this Agreement shall be deemed to relieve any officer of director of Baltek of any applicable fiduciary duty with respect to any transaction described in or related to the transactions described in a Stockholder Notice or with respect to the Seller's Shares.
         Section 10. Legends on Share Certificates. So long as the Seller's Shares remain subject to the restrictions in this Agreement, each certificate representing the Seller's Shares shall bear the following legends:

         THE SHARES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN  REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND THE LAWS OF SUCH STATES UNDER WHOSE LAWS A TRANSFER OF THE INTEREST REPRESENTED HEREBY WOULD BE SUBJECT TO A REGISTRATION REQUIREMENT, UNLESS BALTEK CORPORATION AND ITS COUNSEL HAVE RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE ACT OR THE SECURITIES LAWS OF SUCH STATES.

         THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY MAY NOT DIRECTLY OR INDIRECTLY BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF OR BE MADE THE SUBJECT OF A SECURITY INTEREST EXCEPT AS PROVIDED IN THAT CERTAIN AGREEMENT DATED AS OF MARCH ____, 2001, BY AND AMONG BALTEK CORPORATION AND CERTAIN STOCKHOLDERS OF BALTEK CORPORATION, A COPY OF WHICH AGREEMENT IS ON FILE AT THE OFFICE OF BALTEK CORPORATION. ANY PURPORTED TRANSFER IN VIOLATION OF THAT AGREEMENT SHALL BE VOID.

         Section 11. Termination Right. Notwithstanding any other provision of this Agreement, Seller shall have the right to terminate this Agreement, by written notice to Stockholders and Baltek, at any time on or after December 31, 2005. Upon such termination, Seller shall have no further obligation and shall be subject to no further restrictions as set forth in this Agreement.

         Section 12. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and is intended as the complete and exclusive statement of the agreement and the intention of the parties. This Agreement replaces any and all understandings and agreements among the parties heretofore with respect to the subject matter hereof.

         Section 13. Amendment; Waiver; Consent. This Agreement may be amended only by a written instrument signed by all the parties hereto at the time of such amendment; provided, however, that no such amendment shall deprive any party hereto of any right which has accrued hereunder prior to the effective date of such amendment. No waiver of any provision of this Agreement, and no consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 14. Notices. All notices, demands, waivers, requests and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, or when sent by telecopy (with receipt confirmed), or on the fifth (5th) business day after posting thereof by registered or certified mail, with return receipt requested, pre-paid and addressed to any such parties at the following addresses (or at such other addresses as the parties hereto may designate by written notice in the manner aforesaid):


(a)             For Baltek:

                10 Fairway Court
                Northvale, New Jersey  07647


(a)             For the Stockholders:

                Jacques Kohn
                c/o Baltek Corporation
                10 Fairway Court
                Northvale, New Jersey  07647

                Jean Kohn
                c/o Baltek Corporation
                10 Fairway Court
                Northvale, New Jersey  07647


(a)             For the Seller:

                Bernard Kohn
                Maison de l'Horloge
                Grand Rue, 34800
                Villeneuvette
                FRANCE


         Section 15. Binding Effect. All of the covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of their respective heirs, guardians, personal and legal representatives, successors and assigns.

         Section 16. Headings. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         Section 17. Invalidity. In the event that one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         Section 18. Governing Law.This Agreement shall be construed and enforced in accordance with, and the rights of the parties hereto shall be governed by, the laws of the State of New York; provided, however, that the fiduciary duties of the officers and directors of Baltek and the rights of Seller as a Stockholder of Baltek with respect to Seller's Shares shall be construed, enforced, and governed under and by the laws of the State of Delaware.

         Section 19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                                 BALTEK CORPORATION



                                                 By:
                                                    ----------------------------
                                                       Name:
                                                       Title:


                                                    ----------------------------
                                                    Jacques Kohn



                                                    ----------------------------
                                                    Jean Kohn


                                                    ----------------------------
                                                    Bernard Kohn